UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2016 (July 13, 2016)

Nexstar Broadcasting Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-50478	23-3083125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700

Irving, Texas 75062

(Address of principal executive offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Proposed Notes Offering

On July 13, 2016, Nexstar Broadcasting Group, Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiary, Nexstar Escrow Corporation (the “Escrow Issuer”), intends to offer, subject to market and other customary conditions, up to $900,000,000 in aggregate principal amount of senior notes due 2024 (the “notes”) in a private offering. The Escrow Issuer, which was created solely to issue the notes, will deposit the gross proceeds of the offering into a segregated escrow account until the date that certain escrow release conditions are satisfied. Prior to the consummation of the Merger (as defined herein), the notes will be secured by a first-priority security interest in the escrow account and all deposits and investment property therein.

Among other things, the escrow release conditions include the consummation of the closing of the merger (the “Merger”) of the Company and Media General, Inc. (“Media General”) pursuant to an Agreement and Plan of Merger, dated as of January 27, 2016 (the “Merger Agreement”), and the assumption by Nexstar Broadcasting, Inc. (“NBI”) of all of the obligations of the Escrow Issuer under the notes. Upon the release of the proceeds of the notes from escrow, the notes will be guaranteed by the Company, Mission Broadcasting, Inc. (“Mission”) and certain of NBI’s and Mission’s future restricted subsidiaries on a senior unsecured basis. If the Merger is not consummated on or prior to April 27, 2017, the notes will be redeemed by a special mandatory redemption. The special mandatory redemption price will be equal to 100% of the initial issue price of the notes, plus accrued and unpaid interest, if any, from the issue date of the notes, up to, but not including, the date of such special mandatory redemption.

The Company intends to use the net proceeds from the notes offering, together with borrowings under new credit facilities, (i) to finance a portion of the cash consideration for the Merger, (ii) to partially fund the repayment of any and all of Media General’s existing indebtedness and the Company’s existing senior secured credit facilities, (iii) to pay related fees and expenses and (iv) for general corporate purposes.

The notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes. Any offers of the notes will be made only by means of a private offering memorandum. The notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

The press release relating to the notes offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Financial Information

In connection with the notes offering, the Company provided potential investors with unaudited pro forma condensed combined financial information and summary unaudited pro forma condensed combined financial and other data as of March 31, 2016, for the three months ended March 31, 2016 and 2015, for the year ended December 31, 2015 and for the twelve-month period ended March 31, 2016. The unaudited pro forma condensed combined financial information is derived from the unaudited historical financial statements of the Company and its consolidated subsidiaries (collectively, “Nexstar”) and Media General, adjusted to give effect to the Merger, including the estimated impact of the divestiture of certain Nexstar and Media General stations in order to comply with the FCC ownership rules in certain overlap markets and for combined national audience reach purposes, and the borrowings to fund the net cash requirements and refinance certain existing debt of Nexstar and Media General (collectively, the “Transactions”). The pro forma adjustments are preliminary and have been made solely for informational purposes. As a result, the pro forma combined information is not intended to represent and does not purport to be indicative of what the combined company financial condition or results of operations would have been had the Transactions occurred at an earlier date. In addition, the pro forma combined financial information does not purport to project the future financial condition and results of operations of the combined company. The actual results of the combined company may differ significantly from those reflected in the pro forma combined financial information. The unaudited pro forma condensed combined financial information and summary unaudited pro forma condensed combined financial and other data as of March 31, 2016, for the three months ended March 31, 2016 and 2015, for the year ended December 31, 2015 and for the twelve-month period ended March 31, 2016 are attached hereto as Exhibit 99.2 and 99.3, respectively, and are incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication includes forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words “guidance,” “believes,” “expects,” “anticipates,” “could,” or similar expressions. For these statements, Nexstar and Media General claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this communication, concerning, among other things, the Escrow Issuer’s issuance of the notes, the ultimate outcome and benefits of a transaction between Nexstar and Media General and timing thereof, and future financial performance, including changes in net revenue, cash flow and operating expenses, involve risks and uncertainties, and are subject to change based on various important factors, including our ability to consummate the offering of the notes, the expected amount and timing of cost savings and operating synergies, current capital and debt market conditions, the Company’s ability to obtain new debt financing on acceptable terms, the anticipated terms of the notes, the anticipated use of proceeds from the proposed offering, which estimates are believed to be reasonable, though are inherently uncertain and difficult to predict, the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, the impact of changes in national and regional economies, the ability to service and refinance our outstanding debt, successful integration of Media General (including achievement of synergies and cost reductions), pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events. Nexstar and Media General undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this communication might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see Media General’s and Nexstar’s filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Nexstar Broadcasting Group, Inc. dated July 13, 2016 relating to the notes offering.

99.2	Unaudited pro forma condensed combined financial information as of March 31, 2016, for the three months ended March 31, 2016 and 2015, for the year ended December 31, 2015 and for the twelve-month period ended March 31, 2016.

99.3	Summary unaudited pro forma condensed combined financial and other data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2016	NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ THOMAS E. CARTER
Thomas E. Carter Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Nexstar Broadcasting Group, Inc. dated July 13, 2016 relating to the notes offering.

99.2	Unaudited pro forma condensed combined financial information as of March 31, 2016, for the three months ended March 31, 2016 and 2015, for the year ended December 31, 2015 and for the twelve-month period ended March 31, 2016.

99.3	Summary unaudited pro forma condensed combined financial and other data.